SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                   __________________________


                            FORM 8-K


                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   July 18, 1996



                      Model Imperial, Inc.
       (Exact Name of Registrant as Specified in Charter)



     Florida                       0-24146          11-2401732
(State or Other Jurisdiction    (Commission       (IRS Employer
of Incorporation)               File Number) Identification No.)



          1243 Clint Moore Road, Boca Raton, Florida     33487
     (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (407) 241-8244





  (Former Name or Former Address; if Changed Since Last Report)













ITEM 3.   BANKRUPTCY OR RECEIVERSHIP


     On July 18, 1996, Model Imperial, Inc. and its subsidiaries (collectively, the "Companies") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida (IN RE MODEL IMPERIAL, INC., ET AL., Case No. 96-32922-BKC-
PGH)(jointly administered). Pursuant to the provisions of the Bankruptcy Code, the Companies have remained in possession and control of their assets and business operations, no trustee or examiner having been sought or appointed.











































                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MODEL IMPERIAL, INC.


July 31, 1996                 By:  /s/ Harold M. Ickovics
                                    Harold M. Ickovics, Chairman
                                    of the Board, President and
                                    Chief Executive Officer